Exhibit 6(xiii) under Form N-1A
                                               Exhibit 1 under Item 601/Reg. S-K

                                 Amendment #1 to
                                    EXHIBIT A
              to Amended and Restated Shareholder Services Plan of
                  the Vision Group of Funds, Inc. (the "Fund")
                             dated November 8, 1995

                         Classes covered by this Plan :
                            Vision Money Market Fund
                                 Class A Shares*
                                 Class S Shares
                        Vision Treasury Money Market Fund
                                 Class A Shares*
                                 Class S Shares
                   Vision New York Tax-Free Money Market Fund
                                Class A Shares**
                     Vision U.S. Government Securities Fund
                                Class A Shares**
                      Vision New York Municipal Income Fund
                                Class A Shares**
                            Vision Mid Cap Value Fund
                    (formerly: Vision Growth and Income Fund)
                                Class A Shares**
                                 Class B Shares
                           Vision Mid Cap Growth Fund
                  (formerly: Vision Capital Appreciation Fund)
                                Class A Shares**
                                 Class B Shares
                           Vision Large Cap Value Fund
                      (formerly: Vision Equity Income Fund)
                                Class A Shares**
                                 Class B Shares
                          Vision Large Cap Growth Fund
                                 Class A Shares
                                 Class B Shares
                           Vision High Yield Bond Fund
                                 Class A Shares


                           VISION GROUP OF FUNDS, INC.

                                                     By:
                                                     Name:
                                                     Title:


Dated:   May 1, 1999
* Original Shares redesignated on May 1, 1998 ** Original Shares redesignated on May 1, 1999